EX-99.B-77Q1

                                   IVY FUNDS

SUB-ITEM 77Q1(a)(2):     Amendments to Registrant's Bylaws:


1.   Amendment to Bylaws, dated September 3, 2003, filed by EDGAR as Exhibit
     (b)(4) to Post-Effective Amendment No. 127 to the Registration Statement on Form N-1A (incorporated by reference herein).

2.   Amendment to Bylaws, effective February 2,2004, filed by EDGAR as Exhibit
     (b)(5) to Post-Effective Amendment No. 130 to the Registration Statement on Form N-1A (incorporated by reference herein).